                                                               EXHIBIT (h)(9)(c)

                               Amendment No. 2 to
                  Amended and Restated Participation Agreement
              Franklin Templeton Variable Insurance Products Trust
                      Franklin/Templeton Distributors, Inc.
                     American General Life Insurance Company
                  American General Equity Services Corporation

The Amended and Restated Participation Agreement, dated as of October 1, 2002, by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., American General Life Insurance Company and American General Equity Services Corporation (the "Agreement") is hereby amended as follows:

1. Schedule D of the Agreement is deleted and replaced in its entirety with the Schedule D attached hereto.

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

This Amendment is executed as of February 1, 2006


FRANKLIN TEMPLETON VARIABLE                   FRANKLIN/TEMPLETON
INSURANCE PRODUCTS TRUST                      DISTRIBUTORS, INC.

By:                                           By:
       ---------------------------                   ---------------------------
Name:  Karen L. Skidmore                      Name:  Scott M. Lee
Title: Assistant Vice President               Title: Senior Vice President


AMERICAN GENERAL LIFE INSURANCE               AMERICAN GENERAL EQUITY SERVICES
COMPANY                                       CORPORATION

By:                                           By:
       ---------------------------                   ---------------------------
Name:                                         Name:
Title:                                        Title:


Attest:                                       Attest:
       ---------------------------                   ---------------------------
Name:                                         Name:
Title:                                        Title:

[Corporate Seal]                              [Corporate Seal]

                                   Schedule D

                            Contracts of the Company

            Product Name                 Separate Account Name
           Registered Y/N                  Registration Date
 #     1933 Act #, State ID #                  1940 Act #                     Classes of Shares and Portfolios
---   ------------------------    ----------------------------------    --------------------------------------------
 1    AG Legacy Plus VUL          American General Life Insurance       Class 2 shares:
      Yes                         Company Separate Account VL-R         Franklin Small Cap Fund
      333-89897                   May 6, 1997                           Templeton Foreign Securities Fund
      99616                       811-08561

 2    Legacy Plus VUL             American General Life Insurance       Class 2 shares:
      Yes                         Company Separate Account VL-R         Franklin Small Cap Fund
      333-53909                   Yes                                   Templeton Developing Markets Securities Fund
      98615                       May 6, 1997                           Templeton Foreign Securities Fund
                                  811-08561

 3    Platinum Investor I VUL     American General Life Insurance       Class 2 shares:
      Yes                         Company Separate Account VL-R         Franklin U.S. Government Fund
      333-42567                   May 6, 1997                           Mutual Shares Securities Fund
      97600                       811-08561                             Templeton Foreign Securities Fund

 4    Platinum Investor II VUL    American General Life Insurance       Class 2 shares:
      Yes                         Company Separate Account VL-R         Franklin Small Cap Value Securities Fund
      333-103361                  May 6, 1997                           Franklin U.S. Government Fund
      97610                       811-08561                             Mutual Shares Securities Fund
                                                                        Templeton Foreign Securities Fund

 5    Platinum Investor III       American General Life Insurance       Class 2 shares:
      VUL                         Company Separate Account VL-R         Franklin Small Cap Value Securities Fund
      Yes                         May 6, 1997                           Franklin U.S. Government Fund
      333-43264                   811-08561                             Mutual Shares Securities Fund
      00600                                                             Templeton Foreign Securities Fund

 6    Platinum Investor PLUS      American General Life Insurance       Class 2 shares:
      VUL                         Company                               Franklin Small Cap Value Securities Fund
      Yes                         Separate Account VL-R                 Franklin U.S. Government Fund
      333-82982                   May 6, 1997                           Mutual Shares Securities Fund
      02600                       811-08561                             Templeton Foreign Securities Fund

 7    Platinum Investor           American General Life Insurance       Class 2 shares:
      Survivor VUL                Company Separate Account VL-R         Franklin Small Cap Value Securities Fund
      Yes                         May 6, 1997                           Franklin U.S. Government Fund
      333-90787                   811-08561                             Mutual Shares Securities Fund
      99206                                                             Templeton Foreign Securities Fund

 8    Platinum Investor           American General Life Insurance       Class 2 shares:
      Survivor II VUL             Company Separate Account VL-R         Franklin Small Cap Value Securities Fund
      Yes                         May 6, 1997                           Franklin U.S. Government Fund
      333-65170                   811-08561                             Mutual Shares Securities Fund
      01206                                                             Templeton Foreign Securities Fund

            Product Name                 Separate Account Name
           Registered Y/N                  Registration Date
 #     1933 Act #, State ID #                  1940 Act #                     Classes of Shares and Portfolios
---   ------------------------    ----------------------------------    --------------------------------------------
 9    Platinum Investor           American General Life Insurance       Class 2 shares:
      Variable Annuity            Company Separate Account D            Templeton Global Asset Allocation Fund
      Yes                         November 19, 1993                     Templeton Foreign Securities Fund
      333-70667                   811-02441
      98020

10    The One VUL Solution        American General Life Insurance       Class 2 shares:
      Yes                         Company Separate Account VL-R         Franklin Small Cap Fund
      333-87307                   May 6, 1997                           Templeton Developing Markets Securities Fund
      99615                       811-08561

11    Platinum Investor           American General Life Insurance       Class 2 shares:
      Immediate VA                Company Separate Account D            Franklin Small Cap Value Securities Fund
      Yes                         November 19, 1993                     Franklin U.S. Government Fund
      333-109206                  811-02441                             Mutual Shares Securities Fund
      03017

12    Platinum Investor           American General Life Insurance       Class 2 shares
      FlexDirector                Company Separate Account VL-R         Franklin Small Cap Value Securities Fund
      Yes                         May 6, 1997                           Franklin U.S. Government Fund
      333-109613                  811-08561                             Mutual Shares Securities Fund
      03601

13    Corporate America           American General Life Insurance       Class 2 shares
      Yes                         Company Separate Account VL-R         Franklin Small Cap Value Securities Fund
      333-80191                   May 6, 1997
      99301                       811-08561

14    Platinum Investor IV VUL    American General Life Insurance       Class 2 shares:
      Yes                         Company Separate Account VL-R         Franklin Small Cap Value Securities Fund
      333-118318                  May 6, 1997                           Franklin U.S. Government Fund
      04604                       811-08561                             Mutual Shares Securities Fund
                                                                        Templeton Foreign Securities Fund

15    Platinum Investor VIP       American General Life Insurance       Class 2 shares:
      VUL                         Company Separate Account VL-R         Franklin Small Cap Value Securities Fund
      Yes                         May 6, 1997                           Franklin U.S. Government Fund
      333-129552                  811-08561                             Mutual Shares Securities Fund
      05604                                                             Templeton Foreign Securities Fund

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